AMERICAN INDEPENDENCE FUNDS TRUST
(“AIFS”)
International Equity Fund

     Supplement dated October 23, 2009 to the American Independence Funds Class A, C and Institutional Class Prospectuses Dated March 1, 2009

Please replace the second paragraph under the heading Portfolio Managers on page 32 of the Class A and C Prospectus and page 30 of the Institutional Class prospectus with the following:

Mr. Eric M. Rubin is responsible for the day to day oversight of the sub-advisory relationship pertaining to the Stock Fund. Since October 29, 2007 Mr. Rubin has been responsible for the day-to-day oversight of the International Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE